Exhibit 10.11


                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                            FARADAY FINANCIAL, INC.,

                               HOMENET UTAH, INC.

                                       AND

                     VIDEO INTERNET BROADCASTING CORPORATION

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                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into effective as of this 2nd day of August, 2004, by and among Faraday Financial, Inc., a Delaware corporation (hereinafter "Faraday"); Homenet Utah, Inc., a Utah corporation and wholly-owned subsidiary of Faraday (hereinafter "Homenet"); and Video Internet Broadcasting Corporation, a Washington corporation (hereinafter "VIB"). Homenet and VIB are sometimes hereinafter collectively referred to as the "Constituent Corporations."

                                    RECITALS

         WHEREAS, the boards of directors of Faraday, Homenet and VIB, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that Homenet merge with and into VIB pursuant to this Agreement and the Plan, Articles and Certificate of Merger in the form attached hereto as Exhibit "A" and pursuant to applicable provisions of law (such transaction hereafter referred to as the "Merger").

         WHEREAS, Faraday has an authorized capitalization of 21,000,000 shares of stock of which 20,000,000 shares, par value $.001 per share, are common stock (the "Faraday Common Stock") and 1,000,000 shares, par value $.001 per share, are preferred stock. Faraday has 2,318,000 shares of common stock outstanding and no shares of preferred stock outstanding; Homenet has an authorized capitalization consisting of 25,000,000 shares of common stock, $.001 par value, of which 5,000,000 shares are issued and outstanding (the "Homenet Common Stock") and are owned by Faraday as of the date hereof; and VIB has an authorized capitalization consisting of 600,000 shares of Series A Preferred Stock, $0.001 par value, of which 350,555 shares are outstanding (the "VIB A Preferred"), 30,000,000 shares of common stock, $.001 par value, of which 2,184,939 shares are issued and outstanding (the "VIB Common Stock") and the possible future authorization and issuance of Series B Preferred Stock (the "VIB B Preferred"). The VIB A Preferred and VIB B Preferred are sometimes hereinafter referred to individually and collectively as the "VIB Preferred Stock" and the VIB Common Stock and the VIB Preferred Stock are sometimes hereinafter referred to individually and collectively as the "VIB Stock." All of said shares of VIB Common Stock, VIB Preferred Stock and other securities of VIB are owned by the holders of VIB as set forth on the attached Exhibit "B" (hereafter "VIB Stockholders").

         NOW THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. Plan of Reorganization. The parties hereto hereby agree that Homenet shall be merged with and into VIB upon the terms and conditions set forth herein. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder (the "Code").

         2. Terms of Merger. In accordance with the provisions of this Agreement and the requirements of applicable law, Homenet shall be merged with and into VIB as of the Effective Date (the terms "Closing" and "Effective Date" are defined in Section 6 hereof), VIB shall be the surviving corporation ("Surviving Corporation") and the separate existence of Homenet shall cease when the Merger shall become effective. Consummation of the Merger shall be upon the following terms and subject to the following conditions:

                  (a) Co rporate Existence.

                           (1) At the Effective Date, the Surviving Corporation
shall continue its corporate existence as a Washington corporation and (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations; (ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved

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unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

                           (2) At the Effective Date, (i) the Articles of
Incorporation of VIB, as existing immediately prior to the Effective Date, shall be and become the Articles of Incorporation of the Surviving Corporation, except that, effective as of the Effective Date, the Articles of Incorporation of VIB shall be amended to change VIB's name to HomeNet Communications, Inc.; (ii) the Bylaws of VIB, as existing immediately prior to the Effective Date shall be and become the Bylaws of the Surviving Corporation; (iii) the members of the Board of Directors of VIB holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the Surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by law and the Bylaws of the Surviving Corporation); and (iv) until the Board of Directors of the Surviving Corporation shall otherwise determine, all persons who hold offices of VIB at the Effective Date shall hold the same offices of the Surviving Corporation.

                  (b) Pre-Merger Events.

                           (1) VIB shall have completed its shareholder meeting
and received the consent of its shareholders for the consummation of the transactions contemplated hereby.

                           (2) VIB shall have entered into settlement
arrangements that are satisfactory to Faraday, in its sole and absolute discretion, with respect to the four holders of VIB convertible promissory notes who claim that they are owed twice the principal amount actually loaned to VIB in addition to a like amount of VIB capital stock.

                           (3) VIB shall have entered into settlement
arrangements that are satisfactory to Faraday, in its sole and absolute discretion, settling all claims with respect to placement agent or finders fee arrangements relating to this transaction and all prior transactions of VIB in which claims for placement agent and/or finders fees have been asserted.

                  (c) Conversion of Securities. As of the Effective Date and without any action on the part of Faraday, Homenet, VIB or the holders of any of the securities of any of these corporations each of the following shall occur:

                           (1) Each share of VIB Stock issued and outstanding
immediately prior to the Effective Date shall be converted into 1.0903 shares of Faraday Common Stock. All such shares of VIB Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of Faraday Common Stock into which such shares of VIB Stock were converted. The holders of such certificates previously evidencing shares of VIB Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of VIB Stock except as otherwise provided herein or by law;

                           (2) Any shares of VIB Stock held in the treasury of
VIB immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

                           (3) Each share of capital stock of Homenet issued and outstanding immediately prior to the Effective Date shall be converted into one share of common stock of the Surviving Corporation and thereafter each stock certificate of Homenet shall evidence ownership of shares of common stock of the Surviving Corporation;

                           (4) The shares of Faraday Common Stock issued and
outstanding prior to the Merger will remain outstanding;

                           (5) All other securities convertible into or
exercisable for shares of VIB Stock (other than notes convertible into or warrants exercisable for VIB Preferred), including but not limited to stock options and warrants issued by VIB prior to the Effective Date, as set forth on Exhibit "B" hereto (the "Assumed Securities"), shall become, without further action, convertible into or exercisable for shares of Faraday Common Stock at the rate of 1.0903 shares of Faraday Common Stock for each share of VIB Stock into which the Assumed Securities were convertible or exercisable immediately

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prior to the Merger. The terms of the Assumed Securities shall otherwise be as described in Section 2(d) below.

                           (6) All notes convertible into or warrants
exercisable for VIB Preferred ("Convertible Preferred Securities") shall become, without further action, convertible into or exercisable for shares of Faraday Common Stock at the rate of 1.0903 shares of Faraday Common Stock for each share of VIB Preferred into which the Convertible Preferred Securities were convertible or exercisable immediately prior to the Merger.

                  (d) Post-Merger Securities Issuance; Assumption of Obligations. Immediately after the Effective Date:

                           (1) Faraday shall assume all of VIB's obligations
relating to the Assumed Securities, so that such securities shall become convertible at the rate of 1.0903 shares of Faraday Common Stock for each share of VIB Stock into which the Assumed Securities were convertible or exercisable immediately prior to the merger. Each Assumed Security shall continue to have, and be subject to, the same terms and conditions (including, without limitation, the applicable vesting schedule in the case of stock options) as set forth in such security (as in effect immediately prior to the Effective Date) pursuant to which such security was issued, except that all references to VIB shall be deemed to be references to Faraday. The adjustment provided herein with respect to any existing stock options issued by VIB that are "incentive stock options" (as defined in Section 422 of the Code) shall be and is intended to be effected in a manner that is consistent with Section 424(a) of the Code. Faraday shall reserve for issuance the number of share of Faraday Common Stock that will become issuable upon the exercise of such Assumed Securities pursuant to this
Section 2(d);

                           (2) Faraday shall assume all of VIB's obligations to
issue securities on the conversion or exercise, as the case may be, of the Convertible Preferred Securities so that such Convertible Preferred Securities shall become convertible or exercisable, as the case may be, at the rate of
1.0903 shares of Faraday Common Stock for each share of VIB Preferred into which the Convertible Preferred Securities were converted into or exercisable immediately prior to the Merger.

                  (e) Other Matters.

                           (1) There shall be no stock dividend, stock split,
recapitalization, or exchange of shares with respect to or rights issued in respect of, Faraday' capital stock after the date hereof and there shall be no dividends paid on Faraday' capital stock after the date hereof, in each case through and including the Effective Date, except for certain options to purchase a maximum of 2,000,000 shares of Faraday Common Stock which Faraday expects to grant to certain senior management personnel of VIB.

                           (2) There shall be no stock dividend, stock split,
recapitalization, or exchange of shares with respect to or rights issued in respect of, VIB's capital stock after the date hereof and there shall be no dividends paid on VIB's capital stock after the date hereof, in each case through and including the Effective Date.

                           (3) VIB shall have received all requisite director
and stockholder approval of all matters set forth herein and no stockholder of VIB shall have exercised any dissenters rights under applicable corporate law.

                           (4) Homenet and Faraday shall have received all
requisite director and stockholder approval of the matters set forth herein.

         3. Delivery of Shares; Exchange of Other Securities. On or as soon as practicable after the Effective Date:

                  (a) VIB will cause the VIB Stockholders to surrender for cancellation certificates representing their shares of VIB Stock, against delivery of certificates representing the shares of Faraday Common Stock for which the shares of VIB Stock are to be converted in the Merger. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented a VIB certificate shall be deemed for all corporate purposes to evidence ownership of the same number of shares of Faraday Common Stock into which the VIB certificate shall have been so converted.

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                  (b) Without limiting the effect of Section 2(c)(5) hereof, any
Assumed Security, may upon submission for cancellation at the election of the holder of such Assumed Security, be reissued by Faraday as an otherwise identical security convertible or exercisable for the same number of shares of Faraday Common Stock as provided for in Section 2(d)(1) hereof.

         4. Representations of VIB. VIB hereby represents and warrants as follows, which warranties and representations shall also be true as of the Effective Date:

                  (a) Except as noted on Exhibit "B", the VIB Stockholders listed on the attached Exhibit "B" are the sole owners of record and beneficially of the issued and outstanding securities of VIB.

                  (b) VIB has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of VIB. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which VIB is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to VIB or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles of Incorporation or Bylaws of VIB.

                  (c) The current unaudited financial statements as of June 30, 2004, and the audited consolidated financial statements as of December 31, 2004 and 2003, of VIB which have been or are hereafter delivered to Faraday (hereinafter collectively referred to as the "VIB Financial Statements") are or will be, as the case may be, complete, accurate and fairly present the financial condition of VIB as of the dates thereof and the results of its operations for the periods covered, subject, in the case of the unaudited interim statements, to normal year-end audit adjustments. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the VIB Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of VIB as reflected in the VIB Financial Statements. VIB has good title to all assets shown on the VIB Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The year end audited financial statement of VIB have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto).

                  (d) Since June 30, 2004, there have not been any material adverse changes in the financial position of VIB except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of VIB.

                  (e) VIB is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the VIB Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against VIB except as described in Section 2(b) hereof.

                  (f) VIB is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified except where the failure to so qualify would have no material negative impact on VIB.

                  (g) VIB has (or, by the Effective Date, will have) filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Date.

                  (h) VIB's authorized capital stock consists of (i) 600,000 shares of VIB A Preferred Stock, $.001 par value, of which 350,555 shares are presently issued and outstanding and (ii) 30,000,000 shares of common stock, par value $0.001 per share, of which 2,184,939 shares are presently issued and outstanding. The Company also has outstanding securities that are convertible into up to 486,259 shares of a Series B Preferred Stock which the Board of Directors has not yet authorized, but the Company does not have any authorized VIB B Preferred and no VIB B Preferred shares currently outstanding. All outstanding shares of capital stock of VIB are validly issued, fully paid and nonassessable. There are no existing options, calls, warrants, preemptive rights

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or commitments of any character relating to the issued or unissued capital stock or other securities of VIB that are not disclosed in Exhibit "B."

                  (i) VIB has not materially breached any material agreement to which it is a party. VIB has previously given Faraday copies or access thereto of all material contracts, commitments and/or agreements to which VIB is a party including all relationships or dealings with related parties or affiliates.

                  (j) VIB has no subsidiary corporations except as described in writing and delivered to Faraday.

                  (k) VIB has made its corporate financial records, minute books, and other corporate documents and records available for review to present management of Faraday prior to the Effective Date, during reasonable business hours and on reasonable notice.

                  (l) All information regarding VIB which has been delivered to Faraday in connection with the Merger is true, complete and accurate in all material respects.

         5. Representations of Faraday and Homenet. Faraday and Homenet hereby jointly and severally represent and warrant as follows, each of which representations and warranties shall continue to be true as of the Effective
Date:

                  (a) As of the Effective Date, the shares of Faraday Common Stock, to be issued and delivered to the VIB Stockholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of Faraday capital stock, fully-paid and nonassessable.

                  (b) Faraday and Homenet have the corporate power to enter into this Agreement and to perform their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the respective Boards of Directors of Faraday and Homenet. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Faraday or Homenet is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to Faraday, Homenet or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles of Incorporation or Bylaws of Faraday or Homenet.

                  (c) Faraday has delivered to VIB a true and complete copy of its Annual Report on Form 10-KSB for the year ended March 31, 2004, as filed with the Commission. As of its date, such report did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading. The audited financial statements included in such report have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of Faraday as of the date thereof and the results of its operations and changes in financial position for the period then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments. Homenet has no financial statements because it is newly formed for the purpose of effectuating this Merger and it has no material assets, liabilities, contracts or obligations of any kind. Faraday has no subsidiaries except for Homenet and Homenet Marketing Group, Inc.

                  (d) Since March 31, 2004, there have not been any material adverse changes in the financial condition of Faraday.

                  (e) Neither Faraday nor Homenet is a party to or the subject of any pending litigation, claims, or governmental investigation or proceeding not reflected in the Faraday financial statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best of their knowledge, threatened or contemplated against or affecting Faraday, its management or its properties.

                  (f) Faraday and Homenet are each duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact.

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                  (g) Faraday and Homenet have each filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and has paid or made adequate provision in the Faraday financial statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Neither Faraday nor Homenet is delinquent or obligated for any tax, penalty, interest, delinquency or charge.

                  (h) Faraday' authorized capital stock consists of 21,000,000 shares of stock of which 20,000,000 shares, par value $.001 per share, are common stock and 1,000,000 shares, par value $.001 per share, are preferred stock. Faraday has 2,318,000 shares of common stock outstanding and no shares of preferred stock outstanding. All outstanding shares of capital stock of Faraday are validly issued, fully paid and nonassessable. Faraday also has outstanding warrants that are exercisable for 576,500 shares of Faraday common stock. These warrants exercisable at $1.50 per share through February 2006. The Company also has outstanding convertible notes in the principal amount of $765,000 that become due and payable beginning in August 2004. The loans accrue interest at 12% per annum and were issued earlier in 2004. Principal and interest not paid when due bear interest at the rate of 18% per annum. The notes are convertible at any time at the option of the holder into shares of the Company's common stock at the rate of one share of common stock for every $1.00 in principal and accrued interest that is converted.

                  (i) The corporate financial records, minute books, and other documents and records of Faraday and Homenet have been made available to VIB prior to the Closing.

                  (j) Faraday has not breached, nor is there any pending, or to the knowledge of management, any threatened claim that Faraday has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its properties is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which Faraday is subject. Faraday hereby represents that it is not a party to any material contract or commitment other than appointment documents with its transfer agent and the retention of its professional advisors and that it has disclosed to VIB all relationships or dealings with related parties or affiliates.

                  (k) All information regarding Faraday which is set forth herein or otherwise delivered to VIB in connection with the Merger is true, complete and accurate in all material respects.

         6. Closing. The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing shall be no later than August 31, 2004, unless extended by mutual consent of all parties hereto. The "Effective Date" of the Merger shall be that date on which executed copies of the attached Plan, Articles and Certificate of Merger are filed in the states of Washington and Delaware.

         7. Conditions Precedent to the Obligations of VIB. All obligations of VIB under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Effective Date, as indicated below, of each of the following conditions:

                  (a) The representations and warranties by or on behalf of Faraday and Homenet contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Effective Date as though such representations and warranties were made at and as of such time.

                  (b) Faraday and Homenet shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

                  (c) On or before the Closing, the directors of Faraday and Homenet, and Faraday as sole stockholder of Homenet, shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

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                  (d) On or before the Closing Date, Faraday and Homenet shall have delivered certified copies of resolutions of the sole stockholder and directors of Homenet and of the directors of Faraday approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable Faraday and Homenet to comply with the terms of this Agreement including the election of VIB's nominees to the Board of Directors of Faraday and all matters outlined herein.

                  (e) The Merger shall be permitted by applicable state law and Faraday shall have sufficient shares of its capital stock authorized to complete the Merger.

                  (f) At Closing, the officers and directors of Faraday shall have resigned in writing from their positions as directors and officers of Faraday upon the election and appointment of the VIB nominees.

                  (g) At the Closing, all instruments and documents delivered to VIB Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for VIB.

                  (h) At the Closing, upon consummation of the Merger, Faraday shall have the same authorized capital as at present.

                  (i) The shares of restricted Faraday capital stock to be issued to VIB Stockholders at Closing will be validly issued, nonassessable and fully-paid under Delaware law and will be issued in a nonpublic offering and isolated transaction in compliance with all federal, state and applicable securities laws.

                  (j) VIB shall have received the advice of its tax advisor that this transaction is a tax free reorganization as to the exchanging VIB Stockholders.

                  (k) VIB shall have received all necessary and required approvals and consents from required parties and its stockholders.

         8. Conditions Precedent to the Obligations of Faraday and Homenet. All obligations of Faraday and Homenet under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

                  (a) The representations and warranties by VIB contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

                  (b) VIB shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing;

                  (c) VIB shall deliver on behalf of its stockholders (including holders of options, warrants and other convertible securities), a letter commonly known as an "Investment Letter," in substantially the form attached hereto as Exhibit "C", acknowledging that the shares of Faraday Common Stock are being acquired for investment purposes.

                  (d) On or before the Closing Date, VIB shall have delivered certified copies of resolutions of its stockholders and directors approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable VIB to comply with the terms of this Agreement.

                  (e) At the Closing, all instruments and documents delivered to Faraday and Homenet pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Faraday.

                  (f) Immediately prior to the consummation of the Merger, Faraday shall have the same authorized capital as at present.

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                  (g) Faraday and Homenet shall have received all necessary and required approvals and consents from required parties.

         9. Indemnification. For a period of two years from the Closing, Faraday and Homenet agree to jointly and severally indemnify and hold harmless VIB, and VIB agrees to indemnify and hold harmless Faraday and Homenet, at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorneys' fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

          10. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for two years from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         11. Documents at Closing. At the Closing, the following documents shall be delivered:

                  (a) VIB will deliver, or will cause to be delivered, to Faraday the following:

                           (i) a certificate executed by the President and
Secretary of VIB to the effect that all representations and warranties made by VIB under this Agreement are true and correct as of the Closing, the same as though originally given to Faraday or Homenet on said date;

                           (ii) a certificate from the state of VIB's
incorporation dated at or about the Closing to the effect that VIB is in good standing under the laws of said state;

                           (iii) certified copies of resolutions adopted by
VIB's Board of Directors and stockholders authorizing the Merger and all related matters;

                           (iv) Investment Letters in the form attached hereto
as Exhibit "C" executed by each VIB Stockholder (including holders of outstanding options, warrants and other convertible securities);

                           (v) such other instruments, documents and
certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                           (vi) executed copies of the Plan, Articles and
Certificate of Merger for filing; and

                           (vii) all other items, the delivery of which is a
condition precedent to the obligations of Faraday and Homenet, as set forth herein.

                  (b) Faraday and Homenet will deliver or cause to be delivered to VIB:

                           (i) stock certificates representing those securities
of Faraday to be issued as a part of the exchange as described in Section 2 hereof;

                           (ii) a certificate of the President/Secretary of
Faraday and Homenet, respectively, to the effect that all representations and warranties of Faraday and Homenet made under this Agreement are true and correct as of the Closing, the same as though originally given to VIB on said date;

                           (iii) certified copies of resolutions adopted by
Faraday' and Homenet's Board of Directors and Homenet's stockholders authorizing the Merger and all related matters;

                           (iv) certificates from the jurisdiction of
incorporation of Faraday and Homenet dated at or about the Closing Date that each of said companies is in good standing under the laws of said state;

                           (v) such other instruments and documents as are
required to be delivered pursuant to the provisions of this Agreement;

                           (vi) resignation of the sole officer and director of
Faraday and Homenet; and

                           (vii) all other items, the delivery of which is a
condition precedent to the obligations of VIB, as set forth in herein.

         12. Finder's Fees. Faraday and Homenet, jointly and severally, represent and warrant to VIB, and VIB represents and warrants to each of Faraday and Homenet, that, except as described in the Memorandum from VIB to Faraday dated August 2, 2004 none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" of "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby. In this regard, Faraday and Homenet, jointly and severally, on the one hand, and VIB on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability.

         13. Miscellaneous.

                  (a) Further Assurances. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

                  (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

                  (c) Termination. All obligations hereunder may be terminated at the discretion of either party's Board of Directors if (i) the closing conditions specified in Sections 7 and 8 are not met by August 31, 2004, unless unanimously extended, or (ii) any of the representations and warranties made herein have been materially breached.

                  (d) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

                  (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

                  (f) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (h) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

                  (i) Entire Agreement. This Agreement and the attached Exhibits is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

                  (j) Time. Time is of the essence.

                  (k) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

                  (l) Responsibility and Costs. If the Merger is consummated, all fees, expenses and out-of-pocket costs and expenses shall be borne by VIB. If the Merger is terminated prior to the Effective Date all fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses unless such party has agreed otherwise with any such person.


                   Remainder of Page Intentionally Left Blank

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

VIDEO INTERNET BROADCASTING CORPORATION           FARADAY FINANCIAL, INC.


By  /s/ Michael Devine                            By  /s/ Frank J. Gillen
---------------------------                         ----------------------------
Its: President                                      Frank J. Gillen, President


                                                  HOMENET UTAH, INC.


                                                  By /s/ Frank J. Gillen
                                                    ----------------------------
                                                    Frank J. Gillen, President

                                    EXHIBIT A

                    PLAN, ARTICLES AND CERTIFICATE OF MERGER
                                       OF
                               HOMENET UTAH, INC.
                               A UTAH CORPORATION
                                      INTO
                     VIDEO INTERNET BROADCASTING CORPORATION
                            A WASHINGTON CORPORATION

THE UNDERSIGNED CORPORATIONS DO HEREBY CERTIFY:

         FIRST: That the name and state of incorporation of each of the constituent corporations (the "Constituent Corporations") of the merger ("Merger") are as follows:

               Name                                  State of Incorporation
               ----                                  ----------------------
Homenet Utah, Inc.                                            Utah
Video Internet Broadcasting Corporation                    Washington

         SECOND: That an agreement and plan of merger between the parties to the Merger has been approved and adopted, by each of the Constituent Corporations in accordance with the requirements of Utah and Washington law and that upon filing this document with the Utah Department of Commerce and the Washington Secretary of State, the Merger shall be effective (the "Effective Date").

         THIRD: The name of the surviving corporation of the Merger is Video Internet Broadcasting Corporation ("VIB" or the "Surviving Corporation"), a Washington corporation.

         FOURTH: Homenet Utah, Inc. ("Homenet") is a wholly-owned subsidiary of Faraday Financial, Inc. ("Faraday"), a Delaware corporation. In the Merger of Homenet into VIB, the outstanding securities of Homenet will be converted into outstanding securities of Faraday as set forth below. Homenet and VIB are sometimes referred to herein as the "Constituent Corporations."

         FIFTH: The terms and conditions of the merger and the manner and basis of converting the shares of the Constituent Corporations are as follows:

         (a) Corporate Existence

                  (1) At the Effective Date, the Surviving Corporation shall continue its corporate existence as a Washington corporation and (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations;
(ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

                  (2) At the Effective Date, (i) the Bylaws of VIB, as existing immediately prior to the Effective Date, shall be and become the Bylaws of the Surviving Corporation; (ii) the members of the Board of Directors of VIB holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the surviving corporation, such vacancy may thereafter be filled in a manner provided by law and the by-laws of the Surviving Corporation); and (iii) until the Board of

Directors of the Surviving Corporation shall otherwise determine, all persons who hold offices of VIB at the Effective Date shall hold the same offices of the surviving Corporation.

                  (3) At the Effective Date, the Articles of Incorporation of VIB as existing immediately prior to the Effective Date shall be and become the Articles of Incorporation of the Surviving Corporation except that such Articles of Incorporation shall be amended to change the name of the Surviving Corporation to HomeNet Communications, Inc.

         (b) Conversion of Securities.

         As of the Effective Date and without any action on the part of Faraday, Homenet, VIB or the holders of any of the securities of any of these corporations each of the following shall occur:

                  (1) Each share of VIB capital stock (the "VIB Stock") issued and outstanding immediately prior to the Effective Date shall be converted into
1.0903 shares of Faraday common stock. All such shares of VIB Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate, certificates evidencing such number of shares of Faraday common stock into which such shares of VIB Stock were converted. The holders of such certificates previously evidencing shares of VIB Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of VIB Stock except as otherwise provided herein or by law;

                  (2) Any shares of VIB Stock held in the treasury of VIB immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

                  (3) Each share of capital stock of Homenet issued and outstanding immediately prior to the Effective Date shall be converted into one share of common stock of the Surviving Corporation and thereafter each stock certificate of Homenet shall evidence ownership of shares of common stock of the Surviving Corporation; and

                  (4) All other securities convertible into or exercisable for shares of VIB Stock (other than notes convertible into or warrants to purchase VIB Preferred), including but not limited to stock options and warrants and issued by VIB prior to the Effective Date, as set forth on Exhibit "B" hereto (the "Assumed Securities"), shall become, without further action, convertible into or exercisable for shares of Faraday Common Stock at the rate of 1.0903 shares of Faraday Common Stock for each share of VIB Stock into which the Assumed Securities were convertible or exercisable immediately prior to the Merger. Each Assumed Security shall continue to have, and be subject to, the same terms and conditions (including, without limitation, the applicable vesting schedule in the case of stock options) as set forth in such security (as in effect immediately prior to the Effective Date) pursuant to which such security was issued, except that all references to VIB shall be deemed to be references to Faraday. The adjustment provided herein with respect to any existing stock options issued by VIB that are "incentive stock options" (as defined in Section 422 of the Code) shall be and is intended to be effected in a manner that is consistent with Section 424(a) of the Code. Faraday shall reserve for issuance the number of share of Faraday Common Stock that will become issuable upon the exercise of such Assumed Securities pursuant hereto.

                  (5) All notes convertible into or warrants exercisable for VIB Preferred ("Convertible Preferred Securities") shall become, without further action, convertible into or exercisable for shares of Faraday Common Stock at the rate of 1.0903 shares of Faraday Common Stock for each share of VIB Preferred into which the Convertible Preferred Securities were convertible or exercisable immediately prior to the Merger.

         SIXTH: VIB has 2,184,939 shares of common stock outstanding, of which ____________ shares voted in favor of the Merger and _________ shares voted against the Merger. Homenet has 5,000,000 shares of common stock outstanding all of which were voted in favor of the Merger. The number of votes cast for the Plan of Merger by each group was sufficient under applicable law for approval by that voting group.

         SEVENTH: A copy of the agreement and plan of merger is on file at the principal business offices of VIB, located at 135 Basin Street SW, Ephrata, WA 98823. A copy of the Agreement and Plan of Merger will be furnished by VIB, on request and without cost, to any stockholder of the Constituent Corporations.

         IN WITNESS WHEREOF, the parties have executed this Plan, Articles and Certificate of Merger the day and year first above written.

VIDEO INTERNET BROADCASTING CORPORATION          HOMENET UTAH, INC.


By _____________________________                 By ____________________________
Its:                                                 Frank J. Gillen, President

                                    EXHIBIT B

                      (VIB STOCKHOLDERS/ASSUMED SECURITIES)

                                    EXHIBIT C

                                INVESTMENT LETTER

         In connection with the Agreement and Plan of Merger dated August ___, 2004 (the "Agreement"), between Faraday Financial, Inc. ("Faraday"), Homenet Utah, Inc. ("Homenet") and Video Internet Broadcasting Corporation ("VIB"), the undersigned hereby represents and warrants as follows:

                  (a) The undersigned's representations in this letter are complete and accurate to the best of the undersigned's knowledge, and Faraday, Homenet and VIB may rely upon them.

                  (b) The undersigned is able to bear the economic risk of an investment in the Faraday common stock (the "Securities") for an indefinite period of time, can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for the undersigned's current needs and possible future contingencies. Additionally, the undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth and the merger described in the Agreement will not cause such overall commitment to become excessive.

                  (c) The Securities will not be sold by the undersigned without registration under applicable securities acts or a proper exemption from such registration.

                  (d) The Securities are being acquired for the undersigned's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The undersigned is aware that there are substantial restrictions on the transferability of the Securities.

                  (e) The undersigned has had access to any and all information concerning Faraday that the undersigned and the undersigned's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, the undersigned has had access to the Faraday Financial Statements and to the Securities and Exchange Commission filings referenced in Section 5(c) of the Agreement. In making the decisions relating hereto, the undersigned and his or her advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from an investment in Faraday will depend upon the individual circumstances of the undersigned. The undersigned further understands that no opinion is being given as to any securities or tax matters involving the transactions contemplated by the Agreement.

                 (f) All of the representations and warranties of the undersigned contained herein and all information furnished by the undersigned to Faraday are true, correct and complete in all respects, and the undersigned agrees to notify Faraday immediately of any change in any representation, warranty or other information set forth herein.

                  (g) The undersigned also understands and agrees that stop transfer instructions relating to the Securities will be placed in Faraday' stock transfer ledger, and that the Securities sold will bear legends in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER.

                  (h) The undersigned knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

                  (i) The undersigned has the capacity to protect the undersigned's own interest in connection with this transaction or has a pre-existing personal or business relationship with Faraday or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

                  (j) The Securities offered hereby were not offered to the undersigned by way of general solicitation or general advertising and at no time was the undersigned presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

                  (k) If initialed below, the undersigned represents that the undersigned is an "accredited investor" as defined under Rule 501 of Regulation D by reason of:

FOR INDIVIDUALS ONLY (INITIAL IF APPLICABLE):

_______  1.       I had individual income (exclusive of any income attributable
Initial           to my spouse) in excess of $200,000 in each of the most recent
Here              two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.

 _______ 2.       I have an individual net worth, or my spouse and I have a
 Initial          combined individual net worth, in excess of $1,000,000. For
 Here             purposes of this Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

 _______ 3.       I am qualified as an "accredited investor" pursuant to Rule
 Initial          501(a) of Regulation D of the 1933 Act for the following
 Here             reason:
                  ______________________________________________________________
                  ______________________________________________________________

FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):


_______  1.       The undersigned hereby certifies that the Partnership or
Initial           Corporation that he/she represents possesses total assets in
Here              excess of $5,000,000 and was not formed for the specific
                  purpose of acquiring the securities offered by Faraday.

_______  2.       The undersigned hereby certifies personally, and on behalf of
Initial           the Partnership or Corporation that he/she represents, that
Here              all of the beneficial owners of equity qualify individually as accredited investors under the individual accredited investor test set forth above.


FOR TRUSTS ONLY (INITIAL IF APPLICABLE):

 _______ 1.       The undersigned hereby certifies that the trust which he/she
 Initial          represents possesses total assets in excess of $5,000,000 and
 Here             was not formed for the specific purpose of acquiring the
                  securities offered by Faraday, and that the purchase of the securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

 _______ 2.       The undersigned hereby certifies personally, and on behalf of
 Initial          the trust that he/she represents, that such trust is a
 Here             revocable trust that may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors under the individual accredited investor test set forth above.

FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):

 _______ 1.       The undersigned hereby acknowledges that he/she is acting as
 Initial          an agent or trustee for the following person or entity:
 Here

 _______ 2.       The undersigned hereby agrees to provide to Faraday, upon
 Initial          Faraday's request, the following documents:
 Here
                    (a) a copy of the trust agreement, power of attorney or other instrument granting the power and authority to execute and deliver the Agreement, or

                    (b) an opinion of counsel verifying the undersigned's power and authority to execute and deliver the Agreement and this letter.

         The representations and warranties contained herein shall survive the closing of the transaction described in the Agreement. The undersigned may also be asked to complete an Investor Questionnaire in connection with the undersigned's status as an accredited investor.




Date: ________________                       _____________________________



                                             _____________________________
                                             (print name)

                                       3